UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2012 (February 7, 2012)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

From time-to-time between February 10, 2012 and March 15, 2012, the President and Chief Executive Officer and the Executive Vice President, Chief Financial Officer and Treasurer of Peoples Bancorp Inc. (“Peoples”) intend to conduct one or more meetings with investors and analysts. These officers intend to use an investor presentation containing financial data and other information regarding Peoples to assist the investors and analysts with their understanding of the business and financial performance of Peoples. A copy of the investor presentation is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events

On February 7, 2012, Peoples received notification from the United States Department of the Treasury (the "Treasury") that the Treasury had accepted Peoples' offer to repurchase a warrant to purchase 313,505 shares of Peoples' common stock previously issued to the Treasury on January 30, 2009 (the "Warrant") for an aggregate price of $1,200,724. The Warrant was issued to the Treasury in connection with Peoples' sale to the Treasury 39,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, each without par value and having a liquidation value of $1,000 per share, (the "Series A Preferred Shares) for $39.0 million as part of the Treasury's TARP Capital Purchase Program. Peoples completed the repurchase of the outstanding Series A Preferred Shares from the Treasury on December 28, 2011.

To consummate the repurchase of the Warrant, Peoples intends to enter into a Letter Agreement with the U.S. Treasury. Peoples expects this transaction to be completed on or before February 15, 2012.

Item 9.01    Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits on Page 3

Safe Harbor Statement
This Current Report on Form 8-K and the investor presentation included as Exhibit 99 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by the fact they are not historical facts and may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples.

Peoples encourages readers of this Current Report on Form 8-K to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. Further, the information contained in this

Current Report on Form 8-K and the investor presentation included as Exhibit 99 hereto should be read in conjunction with Peoples' 2010 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011, filed with the Securities and Exchange Commission (“SEC”) and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Readers are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2010 Annual Report on Form 10-K filed with the SEC under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this Current Report on Form 8-K and the investor presentation included as Exhibit 99 hereto. Management believes the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	February 10, 2012	By:/s/	EDWARD G. SLOANE
Edward G. Sloane
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	February 2012 Investor Presentation